UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SOLECTRON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The following notice of guarantee (copies of which may be obtained as indicated in the notice of guarantee) is available for use by shareholders of Solectron Corporation starting on September 14, 2007.
NOTICE OF GUARANTEE
in connection with the elections made by stockholders of
Solectron Corporation
     In connection with the proposed merger of Solectron Corporation (“Solectron”) with and into Saturn Merger Corp., a wholly-owned subsidiary of Flextronics International Ltd. (“Flextronics”), pursuant to the terms of the Agreement and Plan of Merger, dated June 4, 2007, by and among Solectron, Flextronics and Saturn Merger Corp., a joint proxy statement/prospectus relating to the merger was filed with the U.S. Securities and Exchange Commission on August 7, 2007 and was mailed to Solectron stockholders on or about August 13, 2007. Concurrently with the mailing of the joint proxy statement/prospectus, a form of election and related materials (“Election Form”) were mailed to Solectron stockholders to permit them to make an election for cash or stock consideration in connection with the merger.
     On September 5, 2007, Flextronics and Solectron issued a joint press release announcing that the deadline for submitting properly completed and signed Election Forms to Computershare Shareholder Services, Inc. (the “Exchange Agent”) is 5:00 p.m., New York City, time on Thursday, September 27, 2007 (the “Election Deadline”).
     This Notice of Guarantee, or a form substantially equivalent hereto, must be submitted to the Exchange Agent if a Solectron stockholder is submitting an Election Form covering shares of Solectron common stock that are not reflected in the stockholder’s account at the time the Election Form is submitted to the Exchange Agent. The Notice of Guarantee, duly executed by an Eligible Institution (as defined below), must be received by the Exchange Agent prior to the Election Deadline in order for such stockholder’s election to be valid.
     The Election Form and, if required, this Notice of Guarantee must be delivered to the Exchange Agent at one of the addresses or in the case of the Notice of Guarantee, the facsimile number listed below prior to the Election Deadline:

By Mail:	By Overnight Delivery:	By Facsimile Transmission
(for Eligible Institutions Only):
Solectron Merger	Solectron Merger
c/o Computershare Shareholder Services, Inc.	c/o Computershare Shareholder Services, Inc.	(781) 930-4942
Attn: Corporate Actions	Attn: Corporate Actions
P.O. Box 859208	161 Bay State Drive	Telephone Number to Confirm
Braintree, MA 02185-9208	Braintree, MA 02184	Facsimile Transmission:
U.S.A.	U.S.A.	(781) 930-4900
     Delivery of the Election Form or this Notice of Guarantee to an address or facsimile number other than as set forth above will not constitute a valid delivery.
     THIS NOTICE OF GUARANTEE IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON AN ELECTION FORM IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION, SUCH SIGNATURE GUARANTEE MUST BE PROVIDED PURSUANT TO THE INSTRUCTIONS TO THE ELECTION FORM.
     STOCKHOLDERS WHO HOLD THEIR SOLECTRON COMMON STOCK THROUGH A BOOK-ENTRY TRANSFER FACILITY ARE NOT REQUIRED TO DELIVER THIS FORM BUT SHOULD FOLLOW THE INSTRUCTIONS PROVIDED BY THE BOOK-ENTRY TRANSFER FACILITY.
For Information About the Election
or to Obtain Copies of the Notice of Guarantee,
the Election Form and related instructions or the Joint Proxy Statement/Prospectus,
Solectron Stockholders May Contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York, 10022

Toll Free from within the United States and Canada:	Banks and Brokers call collect:
(877) 825-8971	(212) 750-5833

Ladies and Gentlemen:
     The undersigned hereby represents that (i) a duly completed Election Form covering the shares of Solectron common stock listed below has been submitted to the Exchange Agent prior to the Election Deadline and otherwise in accordance with the instructions contained in or accompanying the Election Form and (ii) the aforementioned Election Form covers shares of Solectron common stock that were not in the undersigned’s account at the time the Election Form was submitted to the Exchange Agent.

Number of Shares Listed on Election Form:

Number of Shares Pending Settlement

Certificate Number(s), if shares are held in certificated form:

Account Number:

Name(s) of Account Holder:

Address(es):

Area Code and Tel. No:

Signature(s):

Dated:
NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES FOR
SHARES SHOULD BE SENT WITH YOUR PROPERLY COMPLETED AND DULY EXECUTED
LETTER OF TRANSMITTAL, WHICH WILL BE DELIVERED TO STOCKHOLDERS OF
SOLECTRON FOLLOWING THE CLOSING OF THE MERGER.

GUARANTEE
(NOT TO BE USED FOR SIGNATURE GUARANTEE)
     The undersigned, a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchange Medallion Program (each, an “Eligible Institution”), hereby guarantees that the shares of Solectron common stock listed on the preceding page shall be in the account holder’s account within three New York Stock Exchange trading days after the Election Deadline.
     The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent within the time period set forth herein. Failure to do so could result in financial loss to such Eligible Institution.

Name of Firm:
Address:

Zip Code

Area Code and Tel. Number:
Authorized Signature:
Name:
Please Print

Title:	Dated:

Safe Harbor Statement
This communication contains forward-looking statements within the meaning of federal securities laws relating to both Flextronics and Solectron. These forward-looking statements include statements related to the Election Deadline which is based on the expected timing for the closing of the acquisition of Solectron by Flextronics. These forward-looking statements are based on current assumptions and expectations and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. These risks include the ability of Flextronics and Solectron to satisfy the conditions to closing (including obtaining Solectron stockholder approval and Flextronics shareholder approval). Additional information concerning these and other risks is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Flextronics’s reports on Form 10-K, 10-Q and 8-K that Flextronics has filed with the U.S. Securities and Exchange Commission (“SEC”) and under the sections entitled “Cautionary Statement Regarding Forward Looking Information,” “Risk Factors” and “The Merger” included in the definitive Joint Proxy Statement/Prospectus referred to below. The forward-looking statements in this communication are based on current expectations and neither Flextronics nor Solectron assumes any obligation to update these forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements.
Additional Information and Where to Find it:
In connection with the proposed merger with Solectron, Flextronics has filed a Registration Statement on Form S-4/A (SEC File No. 333-14486) with the SEC that contains a definitive Joint Proxy Statement/Prospectus. Before making any voting or investment decision with respect to the proposed merger, investors and security holders are urged to read carefully the Registration Statement and the definitive Joint Proxy Statement/Prospectus and related materials, because they contain important information about Flextronics, Solectron and the proposed merger. Documents filed with the SEC, including the definitive Joint Proxy Statement/Prospectus, and other relevant materials, may be obtained free of charge at the SEC’s web site www.sec.gov. In addition, investors and security holders may obtain a free copy of any documents that Flextronics and Solectron have filed with the SEC by directing a written request to:

For information relating to Flextronics:	For information relating to Solectron:

Flextronics International Ltd. 2090 Fortune Drive San Jose, CA 95131 Attention: Investor Relations	Solectron Corporation 847 Gibraltar Drive Milpitas, CA 95035 Attention: Investor Relations
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Participants in the Solicitation:
Flextronics, Solectron and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the interests of these directors and executive officers in the proposed transaction is included in the definitive Joint Proxy Statement/Prospectus referred to above. This document is available free of charge at the SEC’s website (www.sec.gov) or by contacting Flextronics and Solectron at their respective addresses listed above.